SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          INTELLECTUAL TECHNOLOGY, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

            ---------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

            ---------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            ---------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

            ---------------------------------------------------------------

         5) Total fee paid:

            ---------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid: _____________________________________

         2) Form, Schedule or Registration Statement No.: _______________

         3) Filing Party: _______________________________________________

         4) Date Filed: _________________________________________________


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                          INTELLECTUAL TECHNOLOGY, INC.

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                            To Be Held March 16, 2004

TO THE STOCKHOLDERS OF INTELLECTUAL TECHNOLOGY, INC.:

         You are cordially invited to attend a Special Meeting of Stockholders (the "Meeting") of Intellectual Technology, Inc. ("ITI" or the "Company"), which will be held at the Sheraton Suites San Diego located at 701 A. Street, San Diego, California, 92101 on Tuesday, March 16, 2004, at 9:00 a.m. Pacific time, to consider and act upon the following matters:

         1. The termination of registration of the Company's Common Stock under Section 12(g) of the Securities Exchange Act of 1934;

         2. Approval of a proposal giving the Board of Directors authority to cause the Company to enter into a possible series of transactions wherein the Company would (i) transfer substantially all of its assets and a controlling interest in the Company to a wholly-owned subsidiary (the "Subsidiary"),
                  (ii) distribute all of the outstanding shares of the Subsidiary to the stockholders of the Company as a dividend in-kind, and (iii) cause the Subsidiary to sell its controlling interest in the Company to a third party.

         3. Such other business as may properly come before the Meeting or any adjournments of the Meeting.

         Only holders of record of our Common Stock at the close of business on February 13, 2004, will be entitled to notice of, and to vote at, the Meeting and any continuations or adjournments of the Meeting.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                By Order of the Board of Directors

                                /s/ Walter G. Fuller
                                ------------------------------------
                                Walter G. Fuller
                                Chief Executive Officer and Chairman
                                of the Board


1040 Joshua Way
Vista, CA 92081
(760) 599-8080
February 2, 2004

                                 PROXY STATEMENT

                          INTELLECTUAL TECHNOLOGY, INC.

                                 1040 Joshua Way
                                 Vista, CA 92081
                                ----------------

                         SPECIAL MEETING OF STOCKHOLDERS

                            To Be Held March 16, 2004

Solicitation of Proxies

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Intellectual Technology, Inc., a Delaware corporation (the "Company") for use at a Special Meeting of Stockholders to be held at the Sheraton Suites San Diego located at 701 A. Street, San Diego, California 92101, on Tuesday, March 16, 2004, at 9:00 a.m. Pacific time, and at any and all adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. In addition to solicitation by use of the mail, certain of our officers and employees may, without receiving additional compensation therefore, solicit the return of proxies by telephone, telegram or personal interview. We have requested that brokerage houses and custodians, nominees and fiduciaries forward soliciting materials to their principals, the beneficial owners of Common Stock, and have agreed to reimburse them for reasonable out-of-pocket expenses in connection therewith.

Revocation of Proxies

         All Proxies which are properly completed, signed and returned to us prior to the Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A Stockholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly-executed proxy bearing a later date or by attending the Meeting and expressing a desire to vote his or her shares in person.

Record Date and Voting Securities

         The close of business on February 13, 2004, has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting or any adjournment of the Meeting. As of February 2, 2002, we had outstanding: 9,842,681 shares of Common Stock, par value $.0001 per share. The holders of Common Stock have the right to cast one vote for each share held of record on all matters submitted to a vote of the holders of Common Stock, including the election of directors. Except as described herein, no preemptive, subscription, or conversion rights pertain to the Common Stock and no redemption or sinking fund provisions exist for the benefit thereof. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to approve each proposal. Pursuant to the General Corporation Law of the State of Delaware, only votes cast "FOR" a matter constitute affirmative votes, except that proxies in which the stockholder fails to make a specification as to whether he votes "FOR," "AGAINST," "ABSTAINS" or "WITHHOLDS" as to a particular matter shall be considered as a vote "FOR" that matter. Votes will be tabulated by an inspector of election appointed by the Board of Directors. Votes in which the stockholder specified that he is "WITHHOLDING" or "ABSTAINING" from voting are counted for quorum purposes, but are not considered as votes "FOR" a particular matter. Broker non-votes (shares held by a broker or nominee which are represented at the meeting, but with respect to which the broker or nominee is not empowered to vote on a particular proposal) are counted for quorum purposes, but are not considered as votes "FOR" a particular matter.

Mailing of Proxy Statement and Proxy Card

         We will pay the cost for preparing, printing, assembling and mailing this Proxy Statement and the Proxy Card and all of the costs of the solicitation of the Proxies.

         Our principal executive offices are located 1040 Joshua Way, Vista, CA 92081. This Proxy Statement and the accompanying proxy are first being mailed to Stockholders on or about February 17, 2004.

                                   PROPOSAL 1
                 TERMINATION OF REGISTRATION UNDER THE 1934 ACT

         The Board of Directors has determined that, in light of the fact that the Common Stock of the Company does not enjoy an active public market, the costs incurred by the Company in being a reporting company substantially outweigh the attendant benefits. The Board of Directors has also determined that the Company meets the requirements for terminating the registration of its Common Stock under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in that at the end of each of the last three fiscal years, the Company had fewer than 500 shareholders of record and less than $10,000,000 in assets. Therefore, the Board of Directors has determined to seek approval from the shareholders to, at the option of the Board of Directors, file a Form 15 with the Securities and Exchange Commission, thereby terminating the registration of the Company's Common Stock under the Securities Exchange Act of 1934. Upon the effectiveness of this termination, the Company will no longer be required to file periodic reports with the Securities and Exchange Commission.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE FOR THE PROPOSAL TO GRANT THE BOARD OF DIRECTORS THE AUTHORITY, AT ITS DISCRETION, TO TERMINATE THE REGISTRATION OF THE COMPANY'S COMMON STOCK UNDER THE SECURITIES EXCHANGE ACT OF 1934.

                            SALE OF CORPORATE ENTITY

         The Board of Directors has determined that, prior to terminating the registration of the Company's Common Stock under the 1934 Act, the Company may be able to raise additional operating capital, without dilution to its existing shareholders or the incurrence of debt, through a sale of the Company following the transfer of substantially all the assets of the Company to another company with ownership identical to that of the Company. Accordingly, the Board of Directors seeks authority from the stockholders of the Company to cause the Company to enter into a possible series of transactions wherein the Company would (i) transfer substantially all of its assets and a controlling interest in the Company to a wholly-owned subsidiary (the "Subsidiary"), (ii) distribute all of the outstanding shares of the Subsidiary to the stockholders of the Company, and (iii) cause the Subsidiary to sell its controlling interest in the Company to a third party. As a consequence of the foregoing transactions, the existing shareholders of the Company would own the Subsidiary, which in turn would own all of the assets of the Company, and the existing shareholders of the Company may also be minority shareholders of the Company.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE FOREGOING PROPOSAL.

                                  OTHER MATTERS

         The Board of Directors does not know of any other matters which may come before the Meeting. However, if any other matter shall properly come before the Meeting, the proxy holders named in the proxy accompanying this statement will have discretionary authority to vote all proxies in accordance with their best judgment.

                STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

         Any stockholder who wishes to present a proposal for consideration at the Annual Meeting of Stockholders to be held in 2004 must submit such proposal in accordance with the rules promulgated by the Securities and Exchange Commission. In order for a proposal to be included in the Company's proxy materials relating to the 2004 Annual Meeting of Stockholders, the stockholder must submit such proposal in writing to the Company so that it is received no later than June 25, 2004. Any stockholder proposal submitted with respect to the Company's 2004 Annual Meeting of Stockholders which proposal is received by the Company after August 8, 2004, will be considered untimely for purposes of Rule 14a-4 and 14a-5 under the Exchange Act, and the Company may vote against such proposal using its discretionary voting authority as authorized by proxy.



                                        By Order of the Board of Directors


Vista, California
February 2, 2004

                          INTELLECTUAL TECHNOLOGY, INC.

                                 1040 Joshua Way
                                 Vista, CA 92081
                                ----------------

                SPECIAL MEETING OF STOCKHOLDERS - March 16, 2004

         The undersigned stockholder(s) of Intellectual Technology, Inc. (the "Company") hereby appoints Craig Litchin and George McGill (the "Proxy"), or each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all the shares of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at the Sheraton Suites San Diego located at 701 A. Street, San Diego, California 92101, on Tuesday, March 16, 2004, at 9:00 a.m. Pacific time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

1. Termination of Registration. To authorize the Board of Directors, at its option, to terminate the registration of the Company's Common Stock under the Securities Exchange Act of 1934.

                [  ]  FOR       [  ]  AGAINST   [  ]  ABSTAIN

         If no specification is made, the votes represented by this proxy will be cast FOR the proposal described above.

2. Sale of Corporate Entity. To authorize the Board of Directors, at its option, to cause the Company to enter into a series of transactions by which the assets of the Company and a controlling interest in the Company would be transferred to a Subsidiary, and the shares of the Subsidiary distributed as a dividend to the shareholders of the Company, followed by a sale of a controlling interest in the Company to a third party.

                [  ]  FOR       [  ]  AGAINST   [  ]  ABSTAIN

         Unless otherwise specified, the votes represented by this Proxy will be cast FOR ratification and approval of the above proposal.

3. In their discretion, the Proxy are authorized to vote upon such other business as may properly come before the meeting and any adjournment(s) thereof.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. Shareholders who are present at the meeting may withdraw their proxy and vote in person if they so desire.

This proxy is solicited on behalf of the Board of Directors.

Please sign exactly as your name appears on your stock certificates. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                        Dated: ____________________, 2004



                                        --------------------------------------
                                        Signature


                                        --------------------------------------
                                        Signature, if held jointly


                                        --------------------------------------
                                        Printed Name(s)

                                        I (We) will [ ] [ ] will not attend the
                                        Meeting in person.



NO POSTAGE IS REQUIRED IF THIS PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.